[SHIP]
                            [THE VANGUARD GROUP LOGO]

               VANGUARD(R) VARIABLE INSURANCE FUND - GROWTH PORTFOLIO SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 21, 2000

Effective October 1, 2000, the Fund's investment advisory agreement has been revised to include a performance adjustment to the basic fee paid to Lincoln Capital Management Company.
     Lincoln's advisory fee will be increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared with the cumulative total return of the Russell 1000 Growth Index over the same period.
     The performance adjustment will not be fully operable until the quarter ending September 30, 2003. Until that date, the performance adjustment will be calculated using certain transition rules that are explained in the Statement of Additional Information.

(C)The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS64A 102000

                                     [SHIP]
                            [THE VANGUARD GROUP LOGO]

               VANGUARD VARIABLE INSURANCE FUND - GROWTH PORTFOLIO
   SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 21, 2000

Effective October 1, 2000, the Fund's investment advisory agreement has been revised to include a performance adjustment to the basic fee paid to Lincoln Capital Management Company. Lincoln's investment advisory fee structure is as follows:
     The Fund pays Lincoln an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate of 0.15%, to the average month-end net assets of the Growth Portfolio for the quarter.
     The Basic Fee, as provided above, will be increased or decreased by applying a Performance Fee Adjustment (the "Adjustment") based on the investment performance of the Growth Portfolio relative to the investment performance of the Russell 1000 Growth Index (the "Index"). The investment performance of the Growth Portfolio will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period. The Adjustment applies as follows:

--------------------------------------------------------------------------------
Cumulative 36-Month Performance of        Performance Fee Adjustment as a
the Fund versus  the Index                Percentage of Basic Fee*
--------------------------------------------------------------------------------
Exceeds by more than +9%                                +15%
Exceeds by 0% to +9%                      Linear increase between 0% and +15%
Trails by 0% to -9%                       Linear decrease between 0% and -15%
Trails by more than -9%                                 -15%
--------------------------------------------------------------------------------
* For purposes of the Adjustment calculation, the Basic Fee is calculated by applying the above rate schedule against the average net assets of the Growth Portfolio over the same period for which the performance is measured. Linear application of the Adjustment provides for an infinite number of results within the stated range. Example: Cumulative 36-month performance of the Growth Portfolio versus the Index is +7.2%. Accordingly, a Performance Fee Adjustment of +12% [(7.2% divided by 9.0%) times 15% maximum] of the Basic Fee, as calculated over the trailing 36 months, would be due and payable.

     The Adjustment will not be fully operable until the close of the quarter ending September 30, 2003. Until that date, the following transition rules will apply:

(a) OCTOBER 1, 2000, THROUGH JUNE 30, 2001. Lincoln's compensation will be the Basic Fee. No Adjustment will apply during this period.

(b) JULY 1, 2001, THROUGH SEPTEMBER 30, 2003. Beginning July 1, 2001, the Adjustment will take effect on a progressive basis with regards to the number of months elapsed between October 1, 2000, and the quarter for which Lincoln's fee is computed. During this period, the +/-9% hurdle rate, as well as the Adjustment described above, will be multiplied by a fraction, which will equal the number of months elapsed since October 1, 2000, divided by 36. Example: Cumulative 18-month performance of the Growth Portfolio versus the Index is +8.1%. Accordingly, a Performance Fee Adjustment of +7.5% [(8.1% divided by 4.5%(1)) times 7.5% maximum] of the Basic Fee, as calculated over the trailing 18 months, would be due and payable.

(c) ON AND AFTER OCTOBER 1, 2003. The Adjustment will be fully operable at this time.

     (1) Note that the cumulative performance versus the Index exceeds the maximum hurdle rate (adjusted in this case).

(C) 2000 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        BS64N 102000